                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                  AMERICAN FIDELITY VARIABLE ANNUITY FUND A
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                          NOTICE OF ANNUAL MEETING OF

                        VARIABLE ANNUITY CONTRACT OWNERS
                         OF AMERICAN FIDELITY VARIABLE
                                 ANNUITY FUND A
                              2000 CLASSEN CENTER
                            OKLAHOMA CITY, OKLAHOMA

                                                                  April 23, 1996

    NOTICE IS HEREBY GIVEN THAT the Annual Meeting of owners of variable annuity contracts of American Fidelity Variable Annuity Fund A (the "Fund"), a separate account of American Fidelity Assurance Company ("American Fidelity"), will be held in the office of American Fidelity at 2000 Classen Center, Oklahoma City, Oklahoma on June 7, 1996 at 9:00 A.M., Central Daylight Savings Time, for the following purposes:

          1. To elect members of the Board of Managers of the Fund to hold office until the next annual meeting of Contract Owners and until their successors are duly elected and qualified;

          2. To ratify or reject the selection of KPMG Peat Marwick LLP as the independent certified public accountants for the Fund for the year ending December 31, 1996; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Those persons who were owners of variable annuity contracts on March 29, 1996 are entitled to receive notice of and to vote at the meeting. The number of votes which each owner is entitled to cast at the meeting was also determined as of March 29, 1996.

     All owners and participants in variable annuity contracts as of March 29, 1996 are invited to attend the meeting and, whether or not planning to attend, are requested to complete the accompanying form and forward it as promptly as possible in the enclosed self-addressed envelope which requires no postage. Please be sure to date and sign your form.

                                  By Order of the Board of Managers of the Fund


                                                   /s/ JOHN W. REX

                                                       JOHN W. REX
                                                        Chairman

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A
                              2000 CLASSEN CENTER
                         OKLAHOMA CITY, OKLAHOMA 73106

                               ANNUAL MEETING OF
                        VARIABLE ANNUITY CONTRACT OWNERS
                                  JUNE 7, 1996
                                PROXY STATEMENT

     This Proxy Statement is furnished to Contract Owners and participants of American Fidelity Variable Annuity Fund A (the "Fund") in connection with the solicitation of proxies on behalf of the Fund's Board of Managers to be used at the Annual Meeting of owners of variable annuity contracts to be held June 7, 1996, for the purposes set forth in the accompanying Notice.

     The Fund is a separate account of American Fidelity Assurance Company ("American Fidelity"), which is also the Fund's investment advisor and administrator. American Fidelity has retained Lawrence W. Kelly & Associates, Inc., 200 South Los Robles Avenue, Suite 510, Pasadena, California 91101, and Todd Investment Advisors, Inc., 3160 First National Tower, Louisville, Kentucky 40202, as sub-advisors, and its wholly owned subsidiary, American Fidelity Securities, Inc. ("AFS"), is the Fund's principal underwriter. American Fidelity and AFS are located at the same address as the Fund.

     Each participant instruction notice may be revoked at any time by written notice to the Secretary of the Board of Managers of the Fund before the participant's vote is certified in writing by the Secretary to the owner of the group variable annuity contract. A Contract Owner may revoke a proxy at any time before it is voted by filing with the Secretary of the Board of Managers a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. This solicitation is being made by use of the mails, but also may be made by telephone, facsimile transmission, telegraph, or personal interview, and the cost will be borne by American Fidelity.

     The record date for Contract Owners entitled to vote at the Annual Meeting is the close of business on March 29, 1996, at which time there were 5,994,752 votes eligible to be cast by the owners of variable annuity contracts. Each owner of a variable annuity contract on March 29, 1996 is entitled to one vote for each Accumulation Unit in force under the contract for participants in the accumulation period. There are no retired participants and there are thus no annuity units in force. Votes for which participants have not instructed a Contract Owner must be cast by the Contract Owner in the same proportion as votes for which instructions have been received.

     A majority of the votes available to Contract Owners represented in person or by proxy will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting but will be treated as voting against a proposal. The Fund's Rules and Regulations do not address the treatment and effect of abstentions, nor does Oklahoma law. Because all variable annuity contracts at the record date were held directly by their owners, there can be no broker non-votes.

            ELECTION OF MEMBERS OF THE BOARD OF MANAGERS OF THE FUND

     Proxies not specified to the contrary will be voted for the election as members of the Board of Managers of the Fund for the coming year of all persons named below. Approval of the nominees requires the affirmative vote of a majority of the votes available to the Contract Owners present, represented in person or by proxy, at the Annual Meeting. The term of office for which each person is a nominee will expire at the next Annual Meeting or when his or her successor shall have been elected and qualified. Should any nominee for the office of manager become unavailable for any reason, the person or persons acting under the proxy will vote for the election of such other person as management may recommend. All nominees are currently serving as managers and have agreed to serve if elected. Management has no reason to believe that any of the nominees will be unable to serve if elected, and to the knowledge of management, the nominees intend to serve the entire term for which election is sought. Proxies solicited for the upcoming Annual Meeting may not be voted for a greater number of persons than the number of nominees named.

                           Date Mailed April 23, 1996

                                               DATE FIRST
                                                 BECAME              PRINCIPAL OCCUPATION
                                                MANAGER             DURING PAST FIVE YEARS
NAME AND POSITION WITH FUND            AGE      OF FUND                AND DIRECTORSHIPS
                                       ---     ----------     -----------------------------------
John W. Rex*                           62         1991        Director (1982 to present),
Chairman of Board of Managers                                 President and Chief Operating
                                                              Officer (1992 to present),
                                                              Executive Vice President
                                                              (1990-1992) and Treasurer (1972 to
                                                              1995) of American Fidelity;
                                                              Director (1982 to present),
                                                              Executive Vice President (1990 to
                                                              present) and Treasurer (1972 to
                                                              1995) of American Fidelity
                                                              Corporation; Director, Boatmen's
                                                              Trust Company, an Oklahoma Trust
                                                              Company
Daniel D. Adams, Jr.*                  53         1991        Vice President and Investment
Secretary of Board of Managers                                Officer of American Fidelity and
                                                              American Fidelity Corporation
Jean G. Gumerson                       73         1995        President, Presbyterian Health
Member of Board of Managers                                   Foundation
Edward C. Joullian, III*               65         1987        Chairman of the Board of Directors
Member of Board of Managers                                   and Chief Executive Officer,
                                                              Mustang Fuel Corporation; Director
                                                              of American Fidelity and American
                                                              Fidelity Corporation; Director,
                                                              Fleming Companies, Inc.; Director,
                                                              The LTV Corporation
Gregory M. Love                        33         1992        President and Chief Operating
Member of Board of Managers                                   Officer (1995 to present), Vice
                                                              President -- Real Estate and
                                                              Development (1990 to 1995) of
                                                              Love's Country Stores, Inc.;
                                                              Director, Affiliated Food Stores,
                                                              Inc.
J. Dean Robertson, D.D.S., M.Ed.       78         1968        Private practice in pediatric
Member of Board of Managers                                   dentistry; Professor Emeritus,
                                                              University of Oklahoma, College of
                                                              Dentistry
G. Rainey Williams, Jr.                35         1992        Managing Partner, Marco Investment
Member of Board of Managers                                   Company; Director, Mustang Fuel
                                                              Corporation

- ---------------

 * "Interested Person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "Investment Company Act").

     During the year ended December 31, 1995, the Board of Managers held two meetings. All managers were in attendance at each meeting except Mr. Joullian, who attended one meeting. The Investment Committee, composed of Messrs. Rex and Adams, meets monthly to review market conditions, Fund performance and investment strategy employed by the sub-advisors. The Fund does not have a standing audit, nominating or compensation committee or committees performing similar functions.

     Compensation of the members of the Board of Managers is paid by American Fidelity. Members other than employees of American Fidelity receive a fee of $500 for each meeting attended. Managers' fees totaling $4,500 were paid during the year ended December 31, 1995.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table reflects the beneficial ownership of any Contract Owner known by the Fund to be the beneficial owner of more than 5% of the Accumulation Units outstanding at March 29, 1996 and the beneficial ownership of each member of the Board of Managers at such date.

                                       NAME AND ADDRESS              AMOUNT AND NATURE        PERCENT
       TITLE OF CLASS                 OF BENEFICIAL OWNER         OF BENEFICIAL OWNERSHIP     OF CLASS
- -----------------------------    -----------------------------    -----------------------     --------
Variable Annuity Accumulation    American Fidelity Companies              795,933               13.3%
  Unit                           Employee Savings Plan Trust
                                 2000 Classen Center
                                 Oklahoma City, OK 73106
Variable Annuity Accumulation    John W. Rex                                4,481(1)             .07%
  Unit

- ---------------

(1) Indirect ownership as a participant in the American Fidelity Companies Employee Savings Plan Trust.

     No member of the Board of Managers is a Contract Owner and no member of the Board of Managers, other than Mr. Rex, is a beneficial owner of Accumulation Units.

             RATIFICATION OR REJECTION OF SELECTION OF ACCOUNTANTS

     Subject to ratification by Contract Owners, the firm of KPMG Peat Marwick LLP has been selected as independent certified public accountants for the Fund for the year ending December 31, 1996. KPMG Peat Marwick LLP has performed the audit functions for the Fund for the six years ended December 31, 1995.

     KPMG Peat Marwick has no direct or indirect financial interest in the Fund. Such firm is also the independent certified public accountants for American Fidelity and it is the belief of management that the employment of the services of KPMG Peat Marwick LLP for the current fiscal year will be in the best interest of the Fund.

     The Fund anticipates that a representative of KPMG Peat Marwick LLP will be present at the Annual Meeting with the opportunity to make a statement and be available to respond to appropriate questions. At the present time the Fund does not have an audit committee composed of disinterested managers nor does it anticipate the creation of such a committee.

     THE BOARD OF MANAGERS RECOMMENDS A VOTE IN FAVOR OF RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP.

                            CONTRACT OWNER PROPOSALS

     Under the regulations of the Securities and Exchange Commission, a Contract Owner proposal intended for presentation at an annual meeting must be received at the Fund's principal executive offices not less than 120 days in advance of the date of the Fund's proxy statement released to Contract Owners in connection with the previous year's annual meeting of Contract Owners. Accordingly, Contract Owner proposals intended to be presented at the 1997 annual meeting must be received by the Fund by December 24, 1996 in order to be considered for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

                                 OTHER BUSINESS

     The Board of Managers knows of no other business which will be presented for action at the meeting. If any other matter should properly come before the meeting, it is the intention of the persons named in the form of proxy sent to Contract Owners to vote the same in accordance with their best judgment.

     The Fund's 1995 Annual Report and its most recent semi-annual report are available upon request. Fund participants and Contract Owners may obtain such reports by writing to the Fund's Annuity Services at 2000 Classen Center, Oklahoma City, Oklahoma 73106, or by calling 1-800-662-1106.

PERSONS ENTITLED TO VOTE, WHETHER OR NOT EXPECTING TO ATTEND THE ANNUAL MEETING, ARE REQUESTED TO COMPLETE THE ENCLOSED FORM AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.

                                               BY ORDER OF THE BOARD OF MANAGERS

                                                    /s/ JOHN W. REX

                                                        JOHN W. REX
                                                Chairman, Board of Managers

                       INSTRUCTIONS OF PARTICIPANT UNDER
                   GROUP VARIABLE ANNUITY CONTRACT CONCERNING
                        MATTERS TO BE VOTED UPON AT THE
               ANNUAL MEETING OF VARIABLE ANNUITY CONTRACT OWNERS

Name                                    Billing Number
    ----------------------------------                --------------------------

Number of Votes Attributable to Participant's Individual Account
                                                                ----------------
     The undersigned participant under a group variable annuity contract of American Fidelity Variable Annuity Fund A (the "Fund") hereby notifies the owner of such contract of his instructions relative to the casting of votes attributable to the participant's individual account upon the matters to be voted upon at the Annual Meeting of Variable Annuity Contract Owners to be held on June 7, 1996, or any adjournment thereof.

     1. ELECTION OF MANAGERS:

       / / FOR all nominees listed below    / / WITHHOLD AUTHORITY to
           (except as marked to the             vote for all nominees listed
           contrary)                            below


 John W. Rex, Daniel D. Adams, Jr., Jean G. Gumerson, Edward C. Joullian, III,
          Gregory M. Love, J. Dean Robertson, G. Rainey Williams, Jr.

INSTRUCTIONS: To withhold authority to vote for an individual nominee write the nominee's name on the space provided below:

- --------------------------------------------------------------------------------

    2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 1996.

       / /  FOR            / /  AGAINST            / /  ABSTAIN

- --------------------------------------------------------------------------------

    3. In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

           Please complete this form and forward it, as promptly as possible, in the enclosed self-addressed envelope which requires no postage.

UNLESS CONTRARY INSTRUCTIONS ARE GIVEN ABOVE, THE PARTICIPANT'S VOTE WILL BE CAST FOR ALL NOMINEES AND FOR ALL PROPOSALS.

DATE                          SIGNATURE
    -------------------------          -----------------------------------------

                                     PROXY

     The undersigned Contract Owner of American Fidelity Variable Annuity Fund A does hereby constitute and appoint JOHN W. REX and DANIEL D. ADAMS, JR., or either of them (with full power to act alone), as attorneys and agents for the undersigned, to vote as proxies for the undersigned and with full power of substitution to attend and represent the undersigned at the Annual Meeting of Variable Annuity Contract Owners of AMERICAN FIDELITY VARIABLE ANNUITY FUND A, to be held at the office of American Fidelity Assurance Company, 2000 Classen Center, Oklahoma City, Oklahoma, on June 7, 1996 at 9:00 A.M., Central Daylight Savings Time, and at any adjournments thereof, and for or on behalf of the undersigned to vote upon propositions described below and upon any related or other business which may properly come before the meeting according to the number of votes attributable to the group contract owned by the undersigned, which the undersigned would be entitled to vote if personally present, hereby revoking any proxy or proxies heretofore given by the undersigned.

1. ELECTION OF MANAGERS:

   John W. Rex                           FOR                  WITHHOLD AUTHORITY
                           --------------      ---------------
   Daniel D. Adams, Jr.                  FOR                  WITHHOLD AUTHORITY
                           --------------      ---------------
   Jean G. Gumerson                      FOR                  WITHHOLD AUTHORITY
                           --------------      ---------------
   Edward C. Joullian, III               FOR                  WITHHOLD AUTHORITY
                           --------------      ---------------
   Gregory M. Love                       FOR                  WITHHOLD AUTHORITY
                           --------------      ---------------
   J. Dean Robertson                     FOR                  WITHHOLD AUTHORITY
                           --------------      ---------------
   G. Rainey Williams, Jr.               FOR                  WITHHOLD AUTHORITY
                           --------------      ---------------

2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 1996.
                        FOR           AGAINST           ABSTAIN
              ----------    ----------        ----------

     If any other business is to be presented at the meeting, this Proxy will be voted in accordance with the recommendations of the Board of Managers.

     THE BOARD OF MANAGERS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSITIONS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

Dated               , 1996
     ---------------                        -----------------------------------
                                            Contract Owner

                                            by
                                              ---------------------------------

                                             Name
                                                 ------------------------------

                                             Title
                                                  -----------------------------

PLEASE SIGN THIS FORM AND FORWARD IT, NO LATER THAN JUNE 4, 1996, IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE. THE ABSENCE OF A QUORUM WOULD REQUIRE THE SCHEDULING OF ANOTHER MEETING.

CONTRACT NUMBER
               ---------------

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                            OKLAHOMA CITY, OKLAHOMA

             THIS PROXY IS BEING SOLICITED BY THE BOARD OF MANAGERS

                               VOTE CERTIFICATION

     Except as noted below, votes attributable to your group contract must be cast in accordance with the instructions of Participants. Participants under your contract have instructed you that the votes attributable to their accounts be cast:

1. ELECTION OF MANAGERS:

   John W. Rex                           FOR                  WITHHOLD AUTHORITY
                           --------------      ---------------
   Daniel D. Adams, Jr.                  FOR                  WITHHOLD AUTHORITY
                           --------------      ---------------
   Jean G. Gumerson                      FOR                  WITHHOLD AUTHORITY
                           --------------      ---------------
   Edward C. Joullian, III               FOR                  WITHHOLD AUTHORITY
                           --------------      ---------------
   Gregory M. Love                       FOR                  WITHHOLD AUTHORITY
                           --------------      ---------------
   J. Dean Robertson                     FOR                  WITHHOLD AUTHORITY
                           --------------      ---------------
   G. Rainey Williams, Jr.               FOR                  WITHHOLD AUTHORITY
                           --------------      ---------------

2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 1996.
                        FOR           AGAINST           ABSTAIN
              ----------    ----------        ----------

     Instructions were NOT received for       votes. Under Rules and Regulations
of the Fund, these votes must be cast in the same proportions as those for which instructions were received.

     I hereby certify that the totals stated herein are true to the best of my knowledge and belief.


- --------------------------------------
        Daniel D. Adams, Jr.,
  Secretary of the Board of Managers